UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 6, 2024
Enhabit, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware	001-41406	47-2409192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of Principal Executive Offices, Including Zip Code)
(214) 239-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.*
On March 6, 2024, Enhabit, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the quarter and year ended December 31, 2023. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.*
A copy of the supplemental information which will be discussed during the Company’s earnings call at 10:00 a.m. Eastern Time on Thursday March 7, 2024 is attached to this report as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Enhabit, Inc., dated March 6, 2024.*
99.2	Supplemental information provided in connection with the quarter and year ended December 31, 2023 earnings call of Enhabit, Inc.*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

* The information in Item 2.02 and Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan Black
	Name:	Dylan Black
	Title:	General Counsel
Dated: March 6, 2024